SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 16, 2004

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                        Gateway Financial Holdings, Inc.

      North Carolina               000-33223                   56-2264354
 (State of incorporation)   (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)

   1145 North Road Street, Elizabeth City, North Carolina          27909
            (Address of principal executive offices)             (Zip Code)

                    Issuer's telephone number: (252) 334-1511

                                   ----------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

               This document contains 2 pages, excluding exhibits.

Item 8.01 -- Other Events.

      On September 16, 2004, Gateway Financial Holdings, Inc. (the "Corporation"), the holding company for Gateway Bank & Trust Co. (the "Bank"), announced that it has filed a registration statement on Form SB-2 with the Securities and Exchange Commission with respect to a proposed offering of 1,400,000 shares of common stock. Ryan Beck & Co., Inc., will be the underwriter of the offering and will be granted a 30-day option to purchase up to an additional 210,000 shares of common stock to cover any over-allotments. Gateway anticipates that it will commence the offering during the fourth quarter of 2004.

      The registration statement relating to these securities has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. This offering will be made only by means of a prospectus.

      To receive a copy of the preliminary prospectus when it is available, contact Ryan Beck & Co., 18 Columbia Turnpike, Florham Park, New Jersey at 800-342-2325.

      The Corporation, with $397 million in assets as of June 30, 2004, is a fast-growing financial services company headquartered in Elizabeth City, North Carolina. The Bank is a full-service community bank with a total of twelve offices in Elizabeth City (2), Edenton, Kitty Hawk, Nags Head, Plymouth and Roper, North Carolina, and in Chesapeake (2) and Virginia Beach (3), Virginia. The Bank also provides insurance agency services through its Gateway Insurance Services, Inc. subsidiary and brokerage services through its Gateway Investment Services, Inc. subsidiary. Visit the Corporation's web site at www.gatewaybankandtrust.com.

Item 9.01(c) -- Exhibits

Exhibit 99: Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Gateway Financial Holdings, Inc.

                                     By: /s/ D. Ben Berry
                                         ----------------
                                         D. Ben Berry
                                         President and Chief Executive Officer

                                     Date: September 16, 2004